SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                January 15, 2009

                         DRINKS AMERICAS HOLDINGS, LTD.

             (Exact Name of Registrant as Specified in its Charter)

  Delaware                       33-55254-10                 87-0438825
-------------                    -----------                 ----------
 State of                        Commission                IRS Employer
Incorporation                    File Number               I.D. Number


             372 Danbury Road, Suite 163, Wilton, Connecticut 06897
             ------------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (203) 762-7000
                   -------------------------------------------

             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Explanatory Note

This amendment supplements the Current Report on Form 8-K filed by Drinks Americas Holding, Ltd.("we," "our," "us," or the "Company") with the Securities and Exchange Commission on January 15, 2009, in which we disclosed the completion of our acquisition of 90% of the outstanding capital stock of Olifant USA, Inc.("Olifant"), to include in such report the financial statements of Olifant for the year ended February 28,2008, and the periods ended November 30, 2008 and 2007, required by Item 9.01(a) and the pro forma financial information for the year ended February 29, 2008 and the periods ended November 30, 2008 and 2007 required by Item 9.01(b).

Item 9.01 Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired

            (i) The financial statements of Olifant as of February 29, 2008 are incorporated by reference to our 10Q filed March 23, 2009.

            (ii) The unaudited financial statements of Olifant as of November 30, 2008 and 2007 and for each of the nine month periods ended November 30, 2008 and 2007 are incorporated by reference to our 10Q filed on March 23, 2009

      (b)   Pro Forma Financial Statements

            Pro Forma balance sheets as of January 31, 2009 and April 30, 2008 have not been provided as the acquisition has been reflected on our January 31, 2009 balance sheet included with our 10Q filed on March 23, 2009.


What these pro forma statements show

The unaudited pro forma combined statements of operations give effect to the acquisition using the purchase method of accounting. The unaudited pro forma combined statement of operations for the year ended April 30, 2008 and nine months ended January 31, 2009 assume the merger took place on March 1, 2007.

The unaudited pro forma combined statement of operations for the year ended April 30, 2008 combine the Company's historical results of operations for the year ended April 30, 2008 with Olifant's historical results of operation for the year ended February 29, 2008. The unaudited pro forma combined statement of operations for the nine months ended January 31, 2009 combine the Company's historical results of operations for the nine months ended January 31, 2009 with Olifant's historical results of operations for the nine months ended November 30, 2008.

Basis of Presentation

The unaudited pro forma combined statements of operations reflect the Olifant acquisition accounted for using the purchase method of accounting and have been prepared on the basis of assumptions described in the notes thereto.

The unaudited pro forma combined financial data should be read in conjunction with the related notes included herein in this Current Report on Form 8-K/A and the consolidated audited and consolidated unaudited financial statements of the Company and the audited and unaudited financial statements of Olifant, which are incorporated by reference in this Current Report on Form 8-K/A. The unaudited pro forma combined financial data are not necessarily indicative of what the actual results of operations would have been had the Olifant acquisition taken place on March 1, 2007 and are not indicative of future results of operations.

                          UNAUDITED PRO FORMA COMBINED
                            STATEMENTS OF OPERATIONS
                   For the Nine Months Ended January 31, 2009

                                                                   Historical
                                                           ----------------------------
                                                                                            Pro-forma       Pro-forma
                                                             Company         Olifant       Adjustments      Combined
                                                           ------------    ------------    ------------   ------------
Net sales                                                  $  2,214,710    $    534,759    $         --   $  2,749,469

Cost of sales                                                 1,689,835         354,133              --      2,043,968
                                                           ------------    ------------    ------------   ------------

     Gross profit                                               524,874         180,626              --        705,500

Selling, general and administrative expenses                  4,366,543         239,005              --      4,605,548
                                                           ------------    ------------    ------------   ------------

      Loss before other income (expense) and income  tax
expense                                                      (3,841,669)        (58,379)             --     (3,900,048)

Other income  (expenses):
  Interest expense                                             (122,515)        (13,655)             --       (136,170)
  Other income                                                  409,000              --              --        409,000
                                                           ------------    ------------    ------------   ------------

  Total other income (expenses)                                 286,485         (13,655)             --        272,830
                                                           ------------    ------------    ------------   ------------

  Loss before income taxes                                   (3,555,184)        (72,034)             --     (3,627,218)

Income tax expense                                                   --              --              --             --
                                                           ------------    ------------    ------------   ------------

Net loss                                                   $ (3,555,184)   $    (72,034)   $         --   $ (3,627,218)
                                                           ============    ============    ============   ============

Net loss per share (basic and diluted)                     $      (0.04)                                  $      (0.04)
                                                           ============                                   ============

Weighted average number of common shares (basic
  and diluted)                                               82,924,616                                     82,924,616
                                                           ============                                   ============

                          UNAUDITED PRO FORMA COMBINED
                            STATEMENTS OF OPERATIONS
                        For the Year Ended April 30, 2008

                                                               Historical
                                                      ----------------------------
                                                                                       Pro-forma       Pro-Forma
                                                         Company         Olifant      Adjustments      Combined
                                                      ------------    ------------    ------------   ------------
Net sales                                             $  4,509,070    $    992,726    $         --   $  5,501,796

Cost of sales                                            2,824,237         689,307              --      3,513,544
                                                      ------------    ------------    ------------   ------------

     Gross profit                                        1,684,833         303,419              --      1,988,252

Selling, general and administrative expenses             7,838,481         498,098              --      8,336,579
                                                      ------------    ------------    ------------   ------------

      Loss before other income (expense) and income
         expense                                        (6,153,648)       (194,679)             --     (6,348,327)

Other income  (expenses):
  Interest expense                                        (164,205)        (13,655)             --       (177,860)
  Other income                                               6,905              --              --          6,905
                                                      ------------    ------------    ------------   ------------

  Total other income (expenses)                           (157,300)        (13,655)             --       (170,955)
                                                      ------------    ------------    ------------   ------------

  Loss before income taxes                              (6,310,948)       (208,334)             --     (6,519,282)

Income tax expense                                              --              --              --             --
                                                      ------------    ------------    ------------   ------------

Net loss                                              $ (6,310,948)   $   (208,334)   $         --   $ (6,519,282)
                                                      ============    ============    ============   ============

Net loss per share (basic and diluted)                $      (0.08)                                  $      (0.08)
                                                      ============                                   ============

Weighted average number of common shares (basic
  and diluted)                                          80,014,601                                     80,014,601
                                                      ============                                   ============

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

The unaudited pro forma combined financial statements give effect to The Company's acquisition of 90% of the outstanding capital stock of Olifant. The transaction was accounted for as a business combination using the purchase method of accounting under the provisions of SFAS 141.

The unaudited pro forma combined statement of operations for the year ended February 29, 2008 combine the Company's historical results of operations for the year ended April 30, 2008 with Olifant's historical results of operation for the year ended February 29, 2008. The unaudited pro forma combined statement of operations for the nine months ended January 31, 2009 combine the Company's historical results of operations for the nine months ended January 31, 2009 with Olifant's historical results of operations for the nine months ended November 30, 2008.

These unaudited pro forma combined financial statements should be read in conjunction with the historical annual and interim consolidated financial statements of the Company's filed with the Securities and Exchange Commission and the annual and interim financial statements of Olifant which are incorporated by reference within this document.

2. Purchase Price Allocation

The Company has agreed to pay the sellers $1,200,000 for its 90% interest:
$300,000 in cash and Company common stock valued at $100,000 to be paid 90 days from the Closing date. The initial cash payment of $300,000 was reduced by $138,000 because Olifant's liabilities exceeded the amount provided for in the Purchase Agreement. The Company issued a promissory note for the $800,000 balance. The promissory note is payable in four annual installments, the first payment is due one year from Closing. Each $200,000 installment is payable $100,000 in cash and Company common stock valued at $100, with the stock value based on the 30 trading days immediately prior to the installment date. The cash portion of the note accrues interest at a rate of 5% per annum. The Company will also pay contingent consideration to the sellers based on the financial performance of Olifant. The contingent consideration terminates at the later of
(i) full payment of the promissory note or (ii) second year following Closing.

The cost of the acquisition was allocated based on management's estimates as follows:

 Cash                          $   17,150
 Accounts receivable               87,850
 Inventory                        217,770
 Other current assets              27,070
 Trademarks  and brand names    1,333,333
                               ----------

    Total assets                1,683,173

Accounts payable                  483,173
                               ----------
Net assets acquired            $1,200,000
                               ==========

Standard valuation procedures were used in determining the fair value of the acquired trademarks and brand names which were determined to have lives of 15 years.

3. Pro Forma Net Loss Per Share

The unaudited pro forma combined statements of operations have been prepared as if the transaction had occurred at the beginning of the periods presented. For the year ended April 30, 2008 and for the nine months ended November 30, 2008, the pro forma net loss per share is based on the weighted average number of shares of The Company's common stock outstanding each period plus the number of shares of The Company's common stock to be issued had the transaction occurred on January 31, 2009.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 31, 2009
                                 DRINKS AMERICAS HOLDINGS, LTD.

                                 By: /s/ J. Patrick Kenny


                                 ----------------------------
                                 J. Patrick Kenny, President